UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2010

SouthWest Water Company

(Exact name of Registrant as specified in its charter)

Delaware	0-8176	95-1840947
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Wilshire Building, 624 South Grand Avenue, Suite 2900, Los Angeles, California	90017-3782
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (213) 929-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

SouthWest Water Company (the “Company”) has entered into a Securities Purchase Agreement and Investor Rights Agreement, each dated as of March 16, 2010 (collectively, the “Transaction Documents”), with SW Merger Acquisition Corp. (the “Parent”).  As previously disclosed, the Company, Parent and SW Merger Sub Corp., a direct wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger, dated as of March 2, 2010 (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation in such merger as a direct wholly-owned subsidiary of Parent (the “Merger”).  Parent and Merger Sub are entities controlled by institutional investors advised by J.P. Morgan Asset Management and Water Asset Management, L.L.C.

Under the terms of the Transaction Documents, Parent has purchased 2,700,000 shares of the Company’s common stock (the “Purchased Stock”) at a price of $6.00 per share, for an aggregate purchase price of $16.2 million.  As permitted under the terms of the Transaction Documents, the Company intends to apply the proceeds derived from this transaction to debt reduction and/or capital expenditures, debt redemption and working capital purposes.  The Transaction Documents entitle the Parent to appoint a designee to serve on the Company’s board of directors, and also to certain registration rights with respect to the Purchased Stock in the event of the termination of the Merger Agreement.  The Transaction Documents restrict the Parent’s ability to sell or otherwise transfer the Purchased Stock prior to the earlier of (i) the consummation of the Merger and (ii) the termination of the Merger Agreement in some circumstances.  Except as contemplated by the Merger Agreement, the Parent and Merger Sub are also prohibited from acquiring any additional shares of the Company’s common stock until the termination of the Merger Agreement.

As the offering and sale of the Purchased Stock pursuant to the Transaction Documents was not registered under the Securities Act of 1933 or applicable state securities laws, the Purchased Stock may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.  This disclosure is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933 and does not constitute an offer to sell or a solicitation of an offer to buy the Purchased Stock.

The foregoing description of the Transaction Documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Documents, which are filed as Exhibits 10.1 and 10.2 hereto.  The Transaction Documents are included to provide investors and security holders with information regarding their terms.  They are not intended to provide any other factual information about the Company or the other parties thereto.  The Securities Purchase Agreement contains representations and warranties the parties thereto made to each other and are solely for the benefit of each other. The assertions embodied in the Company’s representations and warranties are qualified by information in a confidential disclosure schedule that the Company delivered upon signing the Securities Purchase Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Securities Purchase Agreement and are modified by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Securities Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.  The Company agrees to furnish supplementally a copy of the omitted disclosure schedule to the Securities Purchase Agreement to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including, but not limited to, statements relating to the proposed Merger, involve risks and uncertainties, as well as assumptions that, if they prove incorrect or never materialize, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements.  For instance, the closing of the Merger may be delayed, or may never occur.  Actual results may differ materially from the expectations expressed in “forward-looking statements” due to changes in regulatory, political, weather, economic, business, competitive, market, environmental and other factors. More detailed information about these factors is contained in the Company’s filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The Company assumes no obligation to update these forward-looking statements to reflect any change in future events.

Additional Information

In connection with the proposed Merger, the Company will file a proxy statement with the Securities and Exchange Commission (SEC). Before making any voting or investment decision, investors and security holders are urged to carefully read the entire proxy statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to shareholders in connection with the proposed transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed at the SEC’s website at www.sec.gov. The proxy statement and such other documents may also be obtained at no cost from the Company by directing the request to SouthWest Water Company, 624 S. Grand Avenue, Suite 2900, Los Angeles, CA, 90017, Attention: Investor Relations, or by going to the Company’s website at www.swwc.com.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the proposed Merger.  Information concerning the special interests of these directors, executive officers and other members of the Company’s management and employees in the proposed transaction will be included in the Company’s proxy statement referenced above.  Information regarding the Company’s directors and executive officers is also available in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its proxy statement for its 2009 Annual Meeting of Stockholders, which documents are filed with the SEC.  These documents are available free of charge at the SEC’s website at www.sec.gov and from the Company at the address provided above.

Item 9.01 Financial Statements and Exhibits:

(d)	Exhibits

Exhibit
	Number	Description

	10.1	Securities Purchase Agreement, dated March 16, 2010, by and between SouthWest Water Company and SW Merger Acquisition Corp.

	10.2	Investor Rights Agreement, dated March 16, 2010, by and between SouthWest Water Company and SW Merger Acquisition Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST WATER COMPANY
(Registrant)

	By:	/s/ William K. Dix
		Name:	William K. Dix
Vice President, General
Counsel and Corporate Secretary

Date: March 16, 2010

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Securities Purchase Agreement, dated March 16, 2010, by and between SouthWest Water Company and SW Merger Acquisition Corp.

10.2	Investor Rights Agreement, dated March 16, 2010, by and between SouthWest Water Company and SW Merger Acquisition Corp.